                           DVI RECEIVABLES VIII 1999-1

                                 SERVICER REPORT

                     FOR THE PAYMENT DATE FEBRUARY 13, 2001


I.  RECONCILIATION OF COLLECTION ACCOUNT:

      End of Period Collection Account Balance as of Prior Payment Date:                                                  689,916.01
      Available Funds:
         Contract Payments due and received in this period                                                              4,326,892.32
         Contract Payments due in prior period(s) and received in this period                                             488,112.44
         Contract Payments received in this period for next period                                                        390,358.33
         Sales, Use and Property Tax payments received                                                                     52,575.48
         Prepayment Amounts related to early termination in this period                                                   747,223.14
         Servicer Advance                                                                                                 400,178.58
         Proceeds received from recoveries on previously Defaulted Contracts                                                    0.00
         Transfer from Reserve Account                                                                                     13,008.48
         Interest earned on Collection Account                                                                             27,415.14
         Interest earned on Affiliated Account                                                                              1,256.96
         Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section 5.03                            0.00
         Amounts paid per Contribution and Servicing Agreement Section 7.01 (Substituted contract < Predecessor
            contract)                                                                                                           0.00
         Amounts paid under insurance policies                                                                                  0.00
         Maintenance, Late Charges and any other amounts                                                                   43,313.15

                                                                                                                       -------------
      Total Available Funds                                                                                             7,180,250.03
      Less: Amounts to be Retained in Collection Account                                                                  935,617.84
                                                                                                                       -------------
      AMOUNT TO BE DISTRIBUTED                                                                                          6,244,632.19
                                                                                                                       =============


      DISTRIBUTION OF FUNDS:

         1. To Trustee -  Fees                                                                                                  0.00
         2. To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                                    488,112.44
         3. To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)
              a) Class A1 Principal and Interest                                                                                0.00
              a) Class A2 Principal (distributed after A1 Note matures) and Interest                                            0.00
              a) Class A3 Principal (distributed after A2 Note matures) and Interest                                    4,402,112.97
              a) Class A4 Principal (distributed after A3 Note matures) and Interest                                      219,862.50
              a) Class A5 Principal (distributed after A4 Note matures) and Interest                                      234,054.84
              b) Class B Principal and Interest                                                                            82,952.11
              c) Class C Principal and Interest                                                                           167,116.07
              d) Class D Principal and Interest                                                                           112,933.45
              e) Class E Principal and Interest                                                                           149,377.80

         4. To Reserve Account for Requirement per Indenture Agreement Section 3.08                                             0.00
         5. To Issuer - Residual  Principal and Interest and Reserve Account Distribution
              a) Residual Interest (Provided no Restricting or Amortization Event in effect)                               49,382.61
              b) Residual Principal (Provided no Restricting or Amortization Event in effect)                             139,832.13
              c) Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)                    13,008.48
         6. To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts                    124,560.73
         7. To Servicer, Servicing Fee and other Servicing Compensations                                                   61,326.06
                                                                                                                       -------------
      TOTAL FUNDS DISTRIBUTED                                                                                           6,244,632.19
                                                                                                                       =============

                                                                                                                       -------------
      End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds (if any)}          935,617.84
                                                                                                                       =============

II. RESERVE ACCOUNT

Beginning Balance                                                                                                      $2,511,821.93
      - Add Investment Earnings                                                                                            13,008.48
      - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                          0.00
      - Less Distribution to Certificate Account                                                                           13,008.48
                                                                                                                       -------------
End of period balance                                                                                                  $2,511,821.93
                                                                                                                       =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances                                              $2,511,821.93
                                                                                                                       =============

                           DVI RECEIVABLES VIII 1999-1

                                 SERVICER REPORT

                     FOR THE PAYMENT DATE FEBRUARY 13, 2001




III.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes

                          Pool A                                 117,409,259.60
                          Pool B                                  26,490,991.31
                                                                 --------------
                                                                                       143,900,250.91

Class A Overdue Interest, if any                                           0.00
Class A Monthly Interest - Pool A                                    626,926.25
Class A Monthly Interest - Pool B                                    141,453.07

Class A Overdue Principal, if any                                          0.00
Class A Monthly Principal - Pool A                                 3,112,691.86
Class A Monthly Principal - Pool B                                   974,959.13
                                                                 --------------
                                                                                         4,087,650.99

Ending Principal Balance of the Class A Notes

                          Pool A                                 114,296,567.74
                          Pool B                                  25,516,032.18
                                                                 --------------
                                                                                       --------------
                                                                                       139,812,599.92
                                                                                       ==============


-----------------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                      Principal Paid Per $1,000                                Ending Principal
Original Face $221,020,000                    Original Face $221,020,000                               Balance Factor
     $ 3.476515                                                  $ 18.494485                               63.257895%
-----------------------------------------------------------------------------------------------------------------------


IV.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes

                          Class A1                                         0.00
                          Class A2                                         0.00
                          Class A3                                60,280,250.91
                          Class A4                                41,000,000.00
                          Class A5                                42,620,000.00
                                                                 --------------

Class A Monthly Interest                                                               143,900,250.91
                          Class A1 (Actual Number Days/360)                0.00
                          Class A2                                         0.00
                          Class A3                                   314,461.98
                          Class A4                                   219,862.50
                          Class A5                                   234,054.84
                                                                 --------------

Class A Monthly Principal

                          Class A1                                         0.00
                          Class A2                                         0.00
                          Class A3                                 4,087,650.99
                          Class A4                                         0.00
                          Class A5                                         0.00
                                                                 --------------
                                                                                         4,087,650.99

Ending Principal Balance of the Class A Notes

                          Class A1                                         0.00
                          Class A2                                         0.00
                          Class A3                                56,192,599.92
                          Class A4                                41,000,000.00
                          Class A5                                42,620,000.00
                                                                 --------------
                                                                                       --------------
                                                                                       139,812,599.92
                                                                                       ==============

Class A3
-----------------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                      Principal Paid Per $1,000                                Ending Principal
Original Face $62,400,000                     Original Face $62,400,000                                Balance Factor
     $ 5.03945                                                  $ 65.507227                               90.052243%
-----------------------------------------------------------------------------------------------------------------------

                           DVI RECEIVABLES VIII 1999-1

                                 SERVICER REPORT

                     FOR THE PAYMENT DATE FEBRUARY 13, 2001

V.   CLASS B NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class B Notes

                                          Pool A                 2,001,670.16
                                          Pool B                   451,639.26
                                                                 ------------
                                                                                       2,453,309.42

           Class B Overdue Interest, if any                              0.00
           Class B Monthly Interest - Pool A                        10,825.70
           Class B Monthly Interest - Pool B                         2,442.62
           Class B Overdue Principal, if any                             0.00
           Class B Monthly Principal - Pool A                       53,063.28
           Class B Monthly Principal - Pool B                       16,620.51
                                                                 ------------
                                                                                          69,683.79

           Ending Principal Balance of the Class B Notes

                                          Pool A                 1,948,606.88
                                          Pool B                   435,018.75
                                                                 ------------
                                                                                       ------------
                                                                                       2,383,625.63
                                                                                       ============

           -----------------------------------------------------------------------------------------------------------
           Interest Paid Per $1,000                 Principal Paid Per $1,000                         Ending Principal
           Original Face $3,768,000                 Original Face $3,768,000                          Balance Factor
                $ 3.521316                                           $ 18.493575                           63.259704%
           -----------------------------------------------------------------------------------------------------------


VI.   CLASS C NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class C Notes

                                          Pool A                 4,004,141.08
                                          Pool B                   903,477.78
                                                                 ------------
                                                                                       4,907,618.86

           Class C Overdue Interest, if any                              0.00
           Class C Monthly Interest - Pool A                        22,640.08
           Class C Monthly Interest - Pool B                         5,108.41
           Class C Overdue Principal, if any                             0.00
           Class C Monthly Principal - Pool A                      106,126.56
           Class C Monthly Principal - Pool B                       33,241.02
                                                                 ------------
                                                                                         139,367.58

           Ending Principal Balance of the Class C Notes

                                          Pool A                 3,898,014.52
                                          Pool B                   870,236.76
                                                                 ------------
                                                                                       ------------
                                                                                       4,768,251.28
                                                                                       ============

           -----------------------------------------------------------------------------------------------------------
           Interest Paid Per $1,000                 Principal Paid Per $1,000                         Ending Principal
           Original Face $7,537,000                 Original Face $7,537,000                          Balance Factor
                $ 3.681636                                           $ 18.491121                           63.264578%
           -----------------------------------------------------------------------------------------------------------

                           DVI RECEIVABLES VIII 1999-1

                                 SERVICER REPORT

                     FOR THE PAYMENT DATE FEBRUARY 13, 2001

VII.   CLASS D NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class D Notes

                                          Pool A                 2,668,893.57
                                          Pool B                   602,185.66
                                                                 ------------
                                                                                       3,271,079.23

           Class D Overdue Interest, if any                              0.00
           Class D Monthly Interest - Pool A                        16,335.85
           Class D Monthly Interest - Pool B                         3,685.88
           Class D Overdue Principal, if any                             0.00
           Class D Monthly Principal - Pool A                       70,751.04
           Class D Monthly Principal - Pool B                       22,160.68
                                                                 ------------
                                                                                          92,911.72

           Ending Principal Balance of the Class D Notes

                                          Pool A                 2,598,142.53
                                          Pool B                   580,024.98
                                                                 ------------
                                                                                       ------------
                                                                                       3,178,167.51
                                                                                       ============



           -----------------------------------------------------------------------------------------------------------
           Interest Paid Per $1,000                 Principal Paid Per $1,000                         Ending Principal
           Original Face $5,024,000                 Original Face $5,024,000                          Balance Factor
                $ 3.985217                                           $ 18.493575                           63.259704%
           -----------------------------------------------------------------------------------------------------------


VIII.   CLASS E NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class E Notes

                                          Pool A                 3,337,718.45
                                          Pool B                   753,130.61
                                                                 ------------
                                                                                       4,090,849.06

           Class E Overdue Interest, if any                              0.00
           Class E Monthly Interest - Pool A                        27,118.96
           Class E Monthly Interest - Pool B                         6,119.19
           Class E Overdue Principal, if any                             0.00
           Class E Monthly Principal - Pool A                       88,438.80
           Class E Monthly Principal - Pool B                       27,700.85
                                                                 ------------
                                                                                         116,139.65

           Ending Principal Balance of the Class E Notes

                                          Pool A                 3,249,279.65
                                          Pool B                   725,429.76
                                                                 ------------
                                                                                       ------------
                                                                                       3,974,709.41
                                                                                       ============

           -----------------------------------------------------------------------------------------------------------
           Interest Paid Per $1,000                 Principal Paid Per $1,000                         Ending Principal
           Original Face $6,282,000                 Original Face $6,282,000                          Balance Factor
                $ 5.291014                                           $ 18.487687                           63.271401%
           -----------------------------------------------------------------------------------------------------------

                           DVI RECEIVABLES VIII 1999-1

                                 SERVICER REPORT

                     FOR THE PAYMENT DATE FEBRUARY 13, 2001

IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

           Beginning Residual Principal Balance

                                          Pool A                                4,008,735.91
                                          Pool B                                  904,311.57
                                                                                ------------
                                                                                                      4,913,047.48

           Residual Interest - Pool A                                              40,314.78
           Residual Interest - Pool B                                               9,067.83
           Residual Principal - Pool A                                            106,480.31
           Residual Principal - Pool B                                             33,351.82
                                                                                ------------
                                                                                                        139,832.13

           Ending Residual Principal Balance

                                          Pool A                                3,902,255.60
                                          Pool B                                  870,959.75
                                                                                ------------
                                                                                                      ------------
                                                                                                      4,773,215.35
                                                                                                      ============


X.   PAYMENT TO SERVICER

            - Collection period Servicer Fee                                                             61,326.06
            - Servicer Advances reimbursement                                                           488,112.44
            - Tax, Maintenance, Late Charges, Bank Interest and other amounts                           124,560.73
                                                                                                      ------------
           Total amounts due to Servicer                                                                673,999.23
                                                                                                      ============

                           DVI RECEIVABLES VIII 1999-1

                                 SERVICER REPORT

                     FOR THE PAYMENT DATE FEBRUARY 13, 2001



XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A

      Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
         beginning of the related Collection Period                                                                   133,430,418.79

      Aggregate Discounted Contract Balance of Additional Contracts acquired during
         Collection Period                                                                                                      0.00

      Decline in Aggregate Discounted Contract Balance                                                                  3,537,551.84

      Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
                                                                                                                      --------------
         ending of the related Collection Period                                                                      129,892,866.95
                                                                                                                      ==============

      Components of Decline in Aggregate Discounted Contract Balance:
          - Principal portion of Contract Payments  and Servicer Advances                            3,073,103.56

          - Principal portion of Prepayment Amounts                                                    464,448.28

          - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02                0.00

          - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                 Contracts during the Collection Period                                                      0.00

          - Aggregate Discounted Contract Balance of Substitute Contracts added during
                 Collection Period                                                                           0.00

          - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                 during Collection Period                                                                    0.00

                                                                                                     ------------
                                          Total Decline in Aggregate Discounted Contract Balance     3,537,551.84
                                                                                                     ============


POOL B

      Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
         beginning of the related Collection Period                                                                    30,105,736.23

      Aggregate Discounted Contract Balance of Additional Contracts acquired during
         Collection Period                                                                                                      0.00

      Decline in Aggregate Discounted Contract Balance                                                                  1,108,034.02

      Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
                                                                                                                      --------------
         ending of the related Collection Period                                                                       28,997,702.21
                                                                                                                      ==============

      Components of Decline in Aggregate Discounted Contract Balance:
          - Principal portion of Contract Payments  and Servicer Advances                              829,679.76

          - Principal portion of Prepayment Amounts                                                    278,354.26

          - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02                0.00

          - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                 Contracts during the Collection Period                                                      0.00

          - Aggregate Discounted Contract Balance of Substitute Contracts added during
                 Collection Period                                                                           0.00

          - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                 during Collection Period                                                                    0.00

                                                                                                     ------------
                                          Total Decline in Aggregate Discounted Contract Balance     1,108,034.02
                                                                                                     ============

                                                                                                                      --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                     158,890,569.16
                                                                                                                      ==============

                           DVI RECEIVABLES VIII 1999-1

                                 SERVICER REPORT

                     FOR THE PAYMENT DATE FEBRUARY 13, 2001

XIII. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

      POOL A                                                                                                  Predecessor
                                                                 Discounted                Predecessor        Discounted
      Lease #       Lessee Name                                  Present Value             Lease #            Present Value
      -------------------------------------                      --------------------      -----------        --------------------
      2199-001      Regional Radiology, LLC                             $1,112,975.58      1881-001                $  2,435,321.88
      1231-041      Radnet Management, Inc.                             $  953,502.31
      1560-013      Drew Medical inc                                    $  342,866.78
                    Cash                                                $   25,977.21




                                                                 --------------------                         --------------------
                                                    Totals:             $2,435,321.88                              $  2,435,321.88

      a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                     $  2,435,321.88
      b) ADCB OF POOL A AT CLOSING DATE                                                                            $201,135,070.09
      c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                        1.21%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                                         $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                          $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02       $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                       YES                    NO   X
                                                                                             --------               --------


      POOL B                                                                                                  Predecessor
                                                                 Discounted                Predecessor        Discounted
      Lease #       Lessee Name                                  Present Value             Lease #            Present Value
      -------------------------------------                      --------------------      -----------        --------------------
                    NONE

                                                                 --------------------                         --------------------
                                                    Totals:             $        0.00                              $          0.00


      a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                      $         0.00
      b) ADCB OF POOL B AT CLOSING DATE                                                                             $50,047,123.17
      c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                                          0.00%

    * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED
      TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                                         $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                          $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02       $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                       YES                    NO   X
                                                                                             --------               --------

                           DVI RECEIVABLES VIII 1999-1

                                 SERVICER REPORT

                     FOR THE PAYMENT DATE FEBRUARY 13, 2001

XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

      POOL A - NON-PERFORMING

                                                                                                              Predecessor
                                                                 Discounted                Predecessor        Discounted
      Lease #       Lessee Name                                  Present Value             Lease #            Present Value
      -------------------------------------------                --------------------      -----------        --------------------
      408-502       Western Kentucky Diagnostic                         $  495,646.95      277-103                   $2,561,363.27
      1042-501      Pinnacle Imaging, Inc.                              $1,631,421.93      1513-002                  $  953,250.10
      2375-001      Tuscarawas Ambulatory                               $1,286,730.05      1725-002                  $  588,254.35
      1097-506      Advanced Healthcare Resources                       $  675,567.93
                    Cash                                                $   13,500.87




                                                                 --------------------                         --------------------
                                                    Totals:             $4,102,867.73                                $4,102,867.72

      a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                                 4,102,867.72
      b) ADCB OF POOL A AT CLOSING DATE                                                                            $251,182,193.26
      c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                       1.63%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                                         $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                          $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02       $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                       YES                    NO   X
                                                                                             --------               --------



      POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS

                                                                                                              Predecessor
                                                                 Discounted                Predecessor        Discounted
      Lease #       Lessee Name                                  Present Value             Lease #            Present Value
      -------------------------------------                      --------------------      -----------        --------------------
                    None




                                                                 --------------------                         --------------------
                                                    Totals:                     $0.00                                        $0.00

      a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                                 $          0.00
      b) ADCB OF POOL B AT CLOSING DATE                                                                            $ 50,047,123.17
      c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                        0.00%

    * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                                          $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                           $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02        $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                       YES                    NO   X
                                                                                             --------               --------

                           DVI RECEIVABLES VIII 1999-1

                                 SERVICER REPORT

                     FOR THE PAYMENT DATE FEBRUARY 13, 2001

XV.    POOL PERFORMANCE MEASUREMENTS

1.            AGGREGATE DISCOUNTED CONTRACT BALANCE

   CONTRACTS DELINQUENT > 90 DAYS                                    TOTAL OUTSTANDING CONTRACTS
   This Month                               5,414,515.29             This Month                          158,890,569.16
   1 Month Prior                            5,301,134.83             1 Month Prior                       163,536,155.02
   2 Months Prior                           5,930,867.08             2 Months Prior                      168,448,610.83

   Total                                   16,646,517.20             Total                               490,875,335.01

   a) 3 MONTH AVERAGE                       5,548,839.07             b) 3 MONTH AVERAGE                  163,625,111.67

   c) a/b                                           3.39%


2. Does a Delinquency Condition Exist (1c > 6%)?
                                                                                       Yes                       No         X
                                                                                           ----------------         ----------------

3. Restricting Event Check

   A. A Delinquency Condition exists for current period?                               Yes                       No         X
                                                                                           ----------------         ----------------
   B. An Indenture Event of Default has occurred and is then continuing?               Yes                       No         X
                                                                                           ----------------         ----------------

4. Has a Servicer Event of Default occurred?                                           Yes                       No         X
                                                                                           ----------------         ----------------


5. Amortization Event Check

   A. Is 1c  > 8% ?                                                                    Yes                       No         X
                                                                                           ----------------         ----------------
   B. Bankruptcy, insolvency, reorganization; default/violation of any covenant
        or obligation not remedied within 90 days?                                     Yes                       No         X
                                                                                           ----------------         ----------------
   C. As of any Determination date, the sum of all defaulted contracts since the
        Closing date exceeds 6% of the ADCB on the Closing Date?                       Yes                       No         X
                                                                                           ----------------         ----------------




6. Aggregate Discounted Contract Balance at Closing Date                           Balance  $251,182,193.26
                                                                                            ---------------


   DELINQUENT LEASE SUMMARY

        Days Past Due                        Current Pool Balance                      # Leases
        -------------                        --------------------                      --------
              31 - 60                                9,856,181.78                            31
              61 - 90                                  427,401.74                             8
             91 - 180                                5,414,515.29                            20



   Approved By:
   Lisa J. Cruikshank
   Vice President